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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


Date of Report (date of earliest event reported):   March 8, 2001


                                  TANOX, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                       000-30231             76-0196733
(State or other jurisdiction    (Commission File No.)    (I.R.S. Employer
     of incorporation)                                  Identification No.)


     10301 STELLA LINK, SUITE 110, HOUSTON, TEXAS           77025-5497
      (Address of principal executive offices)              (Zip code)


Registrant's telephone number, including area code:   713-578-4000

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

Genentech, Inc. and Novartis Pharmaceuticals Corporation today issued a statement regarding recent conversations with the U.S. Food and Drug Administration (FDA) with respect to its review of the Biologics License Application for Xolair(TM) (Omalizumab). A copy of their joint press release is attached as an Exhibit hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

  99.1-- Press Release of Genentech, Inc. and Novartis Pharmaceuticals Corporation issued on March 8, 2001.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 8, 2001                      TANOX, INC.



                                          By:  Michael A. Kelly
                                               ----------------------
                                               Michael A. Kelly
                                               Vice President of Finance and CFO

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